UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): November 15, 2001


                               ___________________

                          Commission File No. 333-82153

                               ___________________


                             AIRCRAFT FINANCE TRUST


                         State of Organization: Delaware
                   IRS Employer Identification No. 51-6512392
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000

















                       This document consists of 21 pages.

Item 5.       Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of November 15, 2001, sent to the holders of the notes. Attached hereto as Exhibit 99.2 is the Quarterly Report to Noteholders for the quarter ended September 30, 2001.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AIRCRAFT FINANCE TRUST
                                    (Registrant)





    November 15, 2001                      By:  /s/ David Treitel
 -----------------------                        -----------------
                                                David H. Treitel
                                                Independent Controlling Trustee


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